Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

Principles of Consolidation
The consolidated financial statements include the accounts of EPR Properties and its subsidiaries, all of which are wholly owned except for those subsidiaries discussed below.

The Company consolidates certain entities if it is deemed to be the primary beneficiary in a variable interest entity (VIE) in which it has a controlling financial interest. A controlling financial interest will have both of the following characteristics: the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. This topic requires an ongoing reassessment.  The equity method of accounting is applied to entities in which the Company is not the primary beneficiary as defined in the Consolidation Topic of the FASB ASC, or does not have effective control, but can exercise influence over the entity with respect to its operations and major decisions.

The Company reports its noncontrolling interests as required by the Consolidation Topic of the FASB ASC. Noncontrolling interest is the portion of equity (net assets) in a subsidiary not attributable, directly or indirectly, to a parent. The ownership interests in the subsidiary that are held by owners other than the parent are noncontrolling interests. Such noncontrolling interests are reported on the consolidated balance sheets within equity, separately from the Company's equity. On the consolidated statements of income, revenues, expenses and net income or loss from less-than-wholly owned subsidiaries are reported at the consolidated amounts, including both the amounts attributable to the Company and noncontrolling interests. Consolidated statements of changes in shareholders' equity are included for both quarterly and annual financial statements, including beginning balances, activity for the period and ending balances for equity, noncontrolling interests and total equity. The Company does not have any redeemable noncontrolling interests.

Prior to October 2015, the Company owned 96% of the membership interests of VinREIT, LLC (VinREIT).  This entity was dissolved as the Company has completed the sales of its vineyard and winery properties. There was no net income attributable to noncontrolling interest related to VinREIT for the years ended December 31, 2015, 2014 and 2013. Total noncontrolling interest in VinREIT included in the accompanying consolidated balance sheet was $377 thousand for the year ended December 31, 2014. The Company’s consolidated statements of income include net income related to VinREIT of $0.2 million, $1.7 million and $6.2 million for the years ended December 31, 2015, 2014 and 2013, respectively. The Company received operating distributions from VinREIT of $0.1 million, $1.3 million and $3.5 million during 2015, 2014 and 2013, respectively. In addition, during 2014 and 2013, respectively, the Company received distributions of $7.1 million and $45.4 million related to property sales. During 2015, there were no distributions related to property sales. During 2015, 2014 and 2013, there were no contributions related to financing activities.

Use of Estimates
Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

Rental Properties
Rental properties are carried at cost less accumulated depreciation. Costs incurred for the acquisition and development of the properties are capitalized. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which generally are estimated to be 30 to 40 years for buildings and 3 to 25 years for furniture, fixtures and equipment. Tenant improvements, including allowances, are depreciated over the shorter of the base term of the lease or the estimated useful life. Expenditures for ordinary maintenance and repairs are charged to operations in the period incurred. Significant renovations and improvements, which improve or extend the useful life of the asset, are capitalized and depreciated over their estimated useful life.

Management reviews a property for impairment whenever events or changes in circumstances indicate that the carrying value of a property may not be recoverable. The review of recoverability is based on an estimate of undiscounted future cash flows expected to result from its use and eventual disposition. If impairment exists due to the inability to recover the carrying value of the property, an impairment loss is recorded to the extent that the carrying value of the property exceeds its estimated fair value.

The Company evaluates the held-for-sale classification of its real estate as of the end of each quarter. Assets that are classified as held for sale are recorded at the lower of their carrying amount or fair value less costs to sell. Assets are generally classified as held for sale once management has initiated an active program to market them for sale and has received a firm purchase commitment that is expected to close within one year. On occasion, the Company will receive unsolicited offers from third parties to buy individual Company properties. Under these circumstances, the Company will classify the properties as held for sale when a sales contract is executed with no contingencies and the prospective buyer has funds at risk to ensure performance.

Accounting for Acquisitions
Upon acquisition of real estate properties, the Company determines if the acquisition meets the criteria to be accounted for as a business combination. Accordingly, the Company accounts for (1) acquired vacant properties, (2) acquired single tenant properties when a new lease or leases are signed at the time of acquisition, and (3) acquired single tenant properties that have an existing long-term triple-net lease or leases (greater than seven years) as asset acquisitions. Acquisitions of properties that include a process such as those with with shorter-term leases or properties with multiple tenants that require business related activities to manage and maintain the properties are treated as business combinations.

Costs incurred for asset acquisitions and development properties, including transaction costs, are capitalized. For asset acquisitions, the Company allocates the purchase price and other related costs incurred to the real estate assets acquired based on recent independent appraisals or methods similar to those used by independent appraisers and management judgment.

If the acquisition is determined to be a business combination, the Company records the fair value of acquired tangible assets (consisting of land, building, tenant improvements, and furniture, fixtures and equipment) and identified intangible assets and liabilities (consisting of above and below market leases, in-place leases, tenant relationships and assumed financing that is determined to be above or below market terms) as well as any noncontrolling interest. In addition, acquisition-related costs in connection with business combinations are expensed as incurred. Costs related to such transactions, as well as costs associated with terminated transactions, are included in the accompanying Consolidated Statements of Income as transaction costs. Transaction costs expensed totaled $7.5 million, $2.5 million and $2.0 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Most of the Company’s rental property acquisitions do not involve in-place leases. In such cases, the fair value of the tangible assets is determined based on recent independent appraisals or methods similar to those used by independent appraisers and management judgment. Because the Company typically executes these leases simultaneously with the purchase of the real estate, no value is ascribed to in-place leases in these transactions.

For rental property acquisitions involving in-place leases, the fair value of the tangible assets is determined by valuing the property as if it were vacant based on management’s determination of the relative fair values of the assets. Management determines the “as if vacant” fair value of a property using recent independent appraisals or methods similar to those used by independent appraisers. The aggregate value of intangible assets or liabilities is measured based on the difference between the stated price plus capitalized costs and the property as if vacant.

In determining the fair value of acquired in-place leases, the Company considers many factors. On a lease-by-lease basis, management considers the present value of the difference between the contractual amounts to be paid pursuant to the leases and management’s estimate of fair market lease rates. For above market leases, management considers such differences over the remaining non-cancelable lease terms and for below market leases, management considers such differences over the remaining initial lease terms plus any fixed rate renewal periods. The capitalized above-market lease values are amortized as a reduction of rental income over the remaining non-cancelable terms of the respective leases. The capitalized below market lease values are amortized as an increase to rental income over the remaining initial lease terms plus any fixed rate renewal periods. Management considers several factors in determining the discount rate used in the present value calculations, including the credit risks associated with the respective tenants. If debt is assumed in the acquisition, the determination of whether it is above or below market is based upon a comparison of similar financing terms for similar rental properties at the time of the acquisition.

The fair value of acquired in-place leases also includes management’s estimate, on a lease-by-lease basis, of the present value of the following amounts: (i) the value associated with avoiding the cost of originating the acquired in-place leases (i.e. the market cost to execute the leases, including leasing commissions, legal and other related costs); (ii) the value associated with lost revenue related to tenant reimbursable operating costs estimated to be incurred during the assumed re-leasing period, (i.e. real estate taxes, insurance and other operating expenses); (iii) the value associated with lost rental revenue from existing leases during the assumed re-leasing period; and (iv) the value associated with avoided tenant improvement costs or other inducements to secure a tenant lease. These values are amortized over the remaining initial lease term of the respective leases.

The Company also determines the value, if any, associated with customer relationships considering factors such as the nature and extent of the Company’s existing business relationship with the tenants, growth prospects for developing new business with the tenants and expectation of lease renewals. The value of customer relationship intangibles is amortized over the remaining initial lease terms plus any renewal periods.
Management of the Company reviews the carrying value of intangible assets for impairment on an annual basis.
Intangible assets (included in Other Assets in the accompanying consolidated balance sheets) consist of the following at December 31 (in thousands):

	2015	2014
In-place leases, net of accumulated amortization of $11.6 million and $12.1 million, respectively	$7,273	$6,951
Above market lease, net of accumulated amortization of $0.4 million and $0.2 million, respectively	670	862
Goodwill	693	693
Total intangible assets, net	$8,636	$8,506

In-place leases, net at December 31, 2015 and 2014 of approximately $7.3 million and $7.0 million, respectively, relate to four entertainment retail centers in Ontario, Canada that were purchased on March 1, 2004, three theatre properties that were purchased during 2013, 11 theatre properties that were purchased in 2014 and three theatre properties that were purchased during 2015. Above market lease, net at December 31, 2015 and 2014 relates to one theatre property that was purchased during 2013. Goodwill at December 31, 2015 and 2014 relates solely to the acquisition of New Roc that was acquired on October 27, 2003. Amortization expense related to in-place leases is computed using the straight-line method and was $1.4 million for the years ended December 31, 2015, 2014 and 2013. The weighted average life for these in-place leases at December 31, 2015 is 9.0 years. Amortization expense related to the above market lease is computed using the straight-line method and was $192 thousand for the years ended December 31, 2015 and 2014 and $48 thousand for the year ended December 31, 2013. The weighted average life for the above market lease at December 31, 2015 is 3.5 years.
Future amortization of in-place leases, net and above market lease, net at December 31, 2015 is as follows (in thousands):

	In place leases	Above market lease
Year:
2016	$1,137	$192
2017	1,026	192
2018	1,015	192
2019	776	94
2020	537	—
Thereafter	2,782	—
Total	$7,273	$670

Deferred Financing Costs
Deferred financing costs are amortized over the terms of the related debt obligations or mortgage note receivable as applicable. The Company early adopted the FASB issued Accounting Standards Update (ASU) No. 2015-03, Simplifying the Presentation of Debt Issue Costs, during 2015 and applied the guidance retrospectively. The costs unrelated to our unsecured revolving credit facility are shown as a reduction of debt of $18.3 million and $15.8 million as of December 31, 2015 and 2014, respectively.

Capitalized Development Costs
The Company capitalizes certain costs that relate to property under development including interest and a portion of internal legal personnel costs.

Operating Segments
For financial reporting purposes, the Company groups its investments into four reportable operating segments: Entertainment, Education, Recreation and Other. See Note 20 for financial information related to these operating segments.

Revenue Recognition
Rents that are fixed and determinable are recognized on a straight-line basis over the minimum terms of the leases. Base rent escalation on leases that are dependent upon increases in the Consumer Price Index (CPI) is recognized when known. In addition, most of the Company's tenants are subject to additional rents if gross revenues of the properties exceed certain thresholds defined in the lease agreements (percentage rents). Percentage rents as well as participating interest for those mortgage agreements that contain similar such clauses are recognized at the time when specific triggering events occur as provided by the lease or mortgage agreements. Rental revenue included percentage rents of $3.0 million, $2.0 million and $2.6 million for the years ended December 31, 2015, 2014 and 2013, respectively. Mortgage and other financing income included participating interest income of $1.5 million, $2.2 million $0.9 million for the years ended December 31, 2015, 2014 and 2013, respectively. For the year ended December 31, 2014, mortgage and other financing income also included a $5.0 million prepayment fee related to mortgage notes that were paid either fully or partially in advance of their maturity dates. There were no prepayment fees included in mortgage and other financing income for the years ended December 31, 2015 and 2013. Lease termination fees are recognized when the related leases are canceled and the Company has no obligation to provide services to such former tenants. Termination fees of $145 thousand, $123 thousand and $37 thousand were recognized during the years ended December 31, 2015, 2014 and 2013, respectively.

Direct financing lease income is recognized on the effective interest method to produce a level yield on funds not yet recovered. Estimated unguaranteed residual values at the date of lease inception represent management's initial estimates of fair value of the leased assets at the expiration of the lease, not to exceed original cost. Significant assumptions used in estimating residual values include estimated net cash flows over the remaining lease term and expected future real estate values. The Company evaluates on an annual basis (or more frequently if necessary) the collectability of its direct financing lease receivable and unguaranteed residual value to determine whether they are impaired. A direct financing lease receivable is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the existing contractual terms. When a direct financing lease receivable is considered to be impaired, the amount of loss is calculated by comparing the recorded investment to the value determined by discounting the expected future cash flows at the direct financing lease receivable's effective interest rate or to the fair value of the underlying collateral, less costs to sell, if such receivable is collateralized.

Discontinued Operations
The Company evaluates each sale or disposal transaction to determine if it meets the criteria to qualify as discontinued operations. A discontinued operation is a component of an entity or group of components that have been disposed of or are classified as held for sale and represent a strategic shift that has or will have a major effect on the Company's operations and financial results, or an acquired business that is classified as held for sale on the acquisition date. If the sale or disposal transaction does not meet the criteria, the operations and related gain or loss on sale is included in income from continuing operations. The Company adopted the FASB issued Accounting Standards Update (ASU) No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, during 2014 and applied the guidance prospectively.

Allowance for Doubtful Accounts
Accounts receivable is reduced by an allowance for amounts that may become uncollectible in the future. The Company’s accounts receivable balance is comprised primarily of rents and operating cost recoveries due from tenants as well as accrued rental rate increases to be received over the life of the existing leases. The Company regularly evaluates the adequacy of its allowance for doubtful accounts. The evaluation primarily consists of reviewing past due account balances and considering such factors as the credit quality of the Company’s tenants, historical trends of the tenant and/or other debtor, current economic conditions and changes in customer payment terms. Additionally, with respect to tenants in bankruptcy, the Company estimates the expected recovery through bankruptcy claims and increases the allowance for amounts deemed uncollectible. If the Company’s assumptions regarding the collectiblity of accounts receivable prove incorrect, the Company could experience write-offs of the accounts receivable or accrued straight-line rents receivable in excess of its allowance for doubtful accounts. The allowance for doubtful accounts was $3.2 million and $1.6 million at December 31, 2015 and 2014, respectively.

Mortgage Notes and Other Notes Receivable
Mortgage notes and other notes receivable, including related accrued interest receivable, consist of loans originated by the Company and the related accrued and unpaid interest income as of the balance sheet date. Mortgage notes and other notes receivable are initially recorded at the amount advanced to the borrower and the Company defers certain loan origination and commitment fees, net of certain origination costs, and amortizes them over the term of the related loan. Interest income on performing loans is accrued as earned. The Company evaluates the collectability of both interest and principal of each of its loans to determine whether it is impaired. A loan is considered to be impaired when, based on current information and events, the Company determines that it is probable that it will be unable to collect all amounts due according to the existing contractual terms. An insignificant delay or shortfall in amounts of payments does not necessarily result in the loan being identified as impaired. When a loan is considered to be impaired, the amount of loss, if any, is calculated by comparing the recorded investment to the value determined by discounting the expected future cash flows at the loan’s effective interest rate or to the fair value of the Company’s interest in the underlying collateral, less costs to sell, if the loan is collateral dependent. For impaired loans, interest income is recognized on a cash basis, unless the Company determines based on the loan to estimated fair value ratio the loan should be on the cost recovery method, and any cash payments received would then be reflected as a reduction of principal. Interest income recognition is recommenced if and when the impaired loan becomes contractually current and performance is demonstrated to be resumed. During the year ended December 31, 2013, the Company received partial payment of $1.0 million on a note receivable that was previously impaired and accordingly the allowance for loan losses of $0.1 million was written off. The Company had one note receivable totaling $3.8 million (including $0.1 million in accrued interest) at December 31, 2014 that was impaired due to the inability of the borrower to meet its contractual obligations. Interest income of $84 thousand was recognized on this note for the year ended December 31, 2014 and related to the period before the note was impaired. Management of the Company evaluated the fair value of the underlying collateral of the note and concluded that a loan loss reserve for its full value of $3.8 million was necessary at December 31, 2014. During the year ended December 31, 2015, the Company wrote off $3.8 million of this previously impaired and fully reserved note receivable.

Income Taxes
The Company operates in a manner intended to qualify as a REIT under the Internal Revenue Code (the Code). A REIT that distributes at least 90% of its taxable income to its shareholders each year and which meets certain other conditions is not taxed on that portion of its taxable income which is distributed to its shareholders. The Company intends to continue to qualify as a REIT and distribute substantially all of its taxable income to its shareholders.

The Company owns certain real estate assets which are subject to income tax in Canada.  Prior to December 31, 2013, a full valuation allowance had been recorded on the net Canadian deferred tax assets as there was no assurance that the Canadian operations would generate taxable income in the future. Due to tax law changes occurring in the fourth quarter of 2013 related primarily to limitations on the deductibility of intercompany interest expense, the Company's Canadian operations generated taxable income during both the years ended December 31, 2015 and 2014 and the Company expects to continue to generate taxable income from its Canadian operations going forward. For the year ended December 31, 2013, the Company reassessed the need for a valuation allowance, and reversed its valuation allowance associated with the net Canadian deferred tax assets and recorded an income tax benefit of $14.8 million. At December 31, 2015, the net Canadian deferred tax assets totaled $10.9 million and the temporary differences between income for financial reporting purposes and taxable income for the Canadian operations relate primarily to depreciation and straight line rents.

The Company has certain taxable REIT subsidiaries, as permitted under the Code, through which it conducts certain business activities and are subject to federal and state income taxes on their net taxable income. One of the taxable REIT subsidiaries holds four unconsolidated joint ventures located in China.  The Company records these investments using the equity method; therefore the income reported by the Company is net of income tax paid to the Chinese authorities.  In addition, the company is liable for withholding taxes associated with the current and future repatriation of earnings of the China joint ventures. At December 31, 2015, the amount of this future liability was approximately $158 thousand and represented withholding taxes on 2015 earnings. Additionally, the Company paid $54 thousand in withholding taxes during the year ended December 31, 2015 that related to 2014 earnings repatriated during 2015. In addition to historical net operating loss carryovers, temporary differences between income for financial reporting purposes and taxable income for the taxable REIT subsidiaries relate primarily to timing differences from when the foreign income is recognized.

As of December 31, 2015 and 2014, respectively, the Canadian operations and the taxable REIT subsidiaries had deferred tax assets totaling approximately $16.5 million and $18.7 million and deferred tax liabilities totaling approximately $3.8 million and $4.4 million.  As there is no assurance that the taxable REIT subsidiaries will generate taxable income in the future beyond the reversal of temporary taxable differences, the deferred tax assets and liabilities have been offset by a valuation allowance at December 31, 2015 and 2014. The Company’s consolidated deferred tax position is summarized as follows:

	2015	2014
Fixed assets	$13,791	$15,720
Net operating losses	2,249	2,880
Other	412	90
Less Valuation allowance	(1,779)	(2,391)
Total deferred tax assets	$14,673	$16,299

Straight line receivable	$(2,731)	$(3,594)
Other	(1,072)	(850)
Total deferred tax liabilities	$(3,803)	$(4,444)

Net deferred tax asset	$10,870	$11,855

Deferred tax assets for which no valuation allowance has been established could be recognized for financial reporting purposes in future periods if the taxable REIT subsidiaries generate sufficient taxable income.

Additionally, during the years ended December 31, 2015 and 2014, the Company recognized current income and withholding tax expense of $1.6 million and $2.1 million, respectively, primarily related to certain state income taxes and foreign withholding tax. The table below details the current and deferred income tax benefit (expense) for the years ended December 31, 2015, 2014 and 2013 (in thousands):

	2015	2014	2013
Current state income tax expense	$(899)	$(579)	$(522)
Current foreign income tax	431	(493)	—
Current foreign withholding tax	(1,107)	(1,040)	—
Deferred foreign withholding tax	(43)	(320)	(89)
Deferred income tax benefit (expense)	1,136	(1,796)	14,787
Income tax benefit (expense)	$(482)	$(4,228)	$14,176

The Company's effective tax rate for the years ended December 31, 2015 and 2014 was 0.2% and 2.3%, respectively. The differences between the income tax benefit (expense) calculated at the statutory U.S. federal income tax rates of 35% and the actual income tax benefit (expense) recorded for continuing operations is mostly attributable to the dividends paid deduction available for REITs.

Furthermore, the Company qualified as a REIT and distributed the necessary amount of taxable income such that no current U.S. federal income taxes were due for the years ended December 31, 2015, 2014 and 2013. Accordingly, no provision for current U.S. federal income taxes was recorded for any of those years.  If the Company fails to qualify as a REIT in any taxable year, without the benefit of certain provisions, it will be subject to federal and state income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for four subsequent taxable years. Even if the Company qualifies for taxation as a REIT, the Company is subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed taxable income. Tax years 2012 through 2015 remain generally open to examination for U.S. federal income tax and state tax purposes and from 2011 through 2015 for Canadian income tax purposes.

The Company’s policy is to recognize interest and penalties as general and administrative expense.  In 2015, approximately $65 thousand in interest and penalties related to a state audit were recognized. In 2014, the Company did not recognize any expense related to interest and penalties. The Company did not have any accrued interest and penalties at December 31, 2015 or December 31, 2014.

Concentrations of Risk
American Multi-Cinema, Inc. (AMC) was the lessee of a substantial portion (25%) of the megaplex theatre rental properties held by the Company at December 31, 2015 as a result of a series of sale leaseback transactions pertaining to AMC megaplex theatres. A substantial portion of the Company’s total revenues (approximately $86.1 million or 20%, $87.4 million or 23% and $85.1 million or 25%, for the years ended December 31, 2015, 2014 and 2013, respectively) results from the revenue from AMC under the leases, or from its parent, AMC Entertainment, Inc. (AMCE), as the guarantor of AMC’s obligations under the leases. AMCE is wholly owned by AMC Entertainment Holdings, Inc. (AMCEH). AMCEH is a publicly held company (NYSE: AMC) and its consolidated financial information is publicly available as www.sec.gov.

For the years ended December 31, 2015, 2014 and 2013, approximately $33.7 million or 8%, and $40.2 million or 10%, and $42.3 million or 12%, respectively, of total revenue was derived from the Company's four entertainment retail centers in Ontario, Canada. The Company's wholly owned subsidiaries that hold the four Canadian entertainment retail centers represent approximately $169.7 million or 8% and $200.4 million or 10%, respectively, of the Company's net assets as of December 31, 2015 and 2014.

Cash Equivalents
Cash equivalents include bank demand deposits and shares of highly liquid institutional money market mutual funds for which cost approximates market value.

Restricted Cash
Restricted cash represents cash held for a borrower’s debt service reserve for mortgage notes receivable, deposits required in connection with debt service, and payment of real estate taxes and capital improvements.

Share-Based Compensation
Share-based compensation to employees of the Company is granted pursuant to the Company's Annual Incentive Program and Long-Term Incentive Plan. Share-based compensation to non-employee Trustees of the Company is granted pursuant to the Company's Trustee compensation program and shares are issued under the 2007 Equity Incentive Plan.

Share based compensation expense consists of share option expense, amortization of nonvested share grants, and amortization of share units issued to non-employee Trustees for payment of their annual retainers. Share based compensation is included in general and administrative expense in the accompanying consolidated statements of income, and totaled $8.5 million, $8.9 million and $6.5 million for the years ended December 31, 2015, 2014 and 2013, respectively. Share-based compensation included in retirement severance expense in the accompanying consolidated statements of income totaled $6.4 million for the year ended December 31, 2015 and related to the retirement of the Company's former President and Chief Executive Officer.

Share Options
Share options are granted to employees pursuant to the Long-Term Incentive Plan. The fair value of share options granted is estimated at the date of grant using the Black-Scholes option pricing model. Share options granted to employees vest over a period of four years and share option expense for these options is recognized on a straight-line basis over the vesting period. Expense recognized related to share options and included in general and administrative expense in the accompanying consolidated statement of income was $1.1 million, $1.4 million and $0.9 million for the years ended December 31, 2015, 2014 and 2013, respectively. Expense recognized related to share options and included in retirement severance expense in the accompanying consolidated statements of income was $1.4 million for the year ended December 31, 2015 and related to the retirement of the Company's former President and Chief Executive Officer.

Nonvested Shares Issued to Employees
The Company grants nonvested shares to employees pursuant to both the Annual Incentive Program and the Long-Term Incentive Plan. The Company amortizes the expense related to the nonvested shares awarded to employees under the Long-Term Incentive Plan and the premium awarded under the nonvested share alternative of the Annual Incentive Program on a straight-line basis over the future vesting period (three to four years). Expense recognized related to nonvested shares and included in general and administrative expense in the accompanying consolidated statements of income was $6.3 million, $6.5 million and $4.8 million for the years ended December 31, 2015, 2014 and 2013, respectively. Expense related to nonvested shares and included in retirement severance expense in the accompanying consolidated statements of income was $5.0 million for the year ended December 31, 2015 and related to the retirement of the Company's former President and Chief Executive Officer.

Restricted Share Units Issued to Non-Employee Trustees
The Company issues restricted share units to non-employee Trustees for payment of their annual retainers. The fair value of the share units granted was based on the share price at the date of grant. The share units vest upon the earlier of the day preceding the next annual meeting of shareholders or a change of control. The settlement date for the shares is selected by the non-employee Trustee, and ranges from one year from the grant date to upon termination of service. This expense was amortized by the Company on a straight-line basis over the year of service by the non-employee Trustees. Total expense recognized related to shares issued to non-employee Trustees was $1.0 million, $1.1 million and $828 thousand for the years ended December 31, 2015, 2014 and 2013, respectively.

Foreign Currency Translation
The Company accounts for the operations of its Canadian properties and mortgage note (prior to pay-off) in Canadian dollars. The assets and liabilities related to the Company’s Canadian properties and mortgage note are translated into U.S. dollars at current exchange rates; revenues and expenses are translated at average exchange rates. Resulting translation adjustments are recorded as a separate component of comprehensive income.

Derivative Instruments
The Company has acquired certain derivative instruments to reduce exposure to fluctuations in foreign currency exchange rates and variable interest rates. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. These derivatives consist of foreign currency forward contracts, cross currency swaps and interest rate swaps.

The Company records all derivatives on the balance sheet at fair value. The accounting for changes in the fair value of derivatives depends on the intended use of the derivative, whether the Company has elected to designate a derivative in a hedging relationship and apply hedge accounting and whether the hedging relationship has satisfied the criteria necessary to apply hedge accounting. Derivatives designated and qualifying as a hedge of the exposure to changes in the fair value of an asset, liability, or firm commitment attributable to a particular risk, such as interest rate risk, are considered fair value hedges. Derivatives designated and qualifying as a hedge of the exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges. Derivatives may also be designated as hedges of the foreign currency exposure of a net investment in a foreign operation. Hedge accounting generally provides for the matching of the timing of gain or loss recognition on the hedging instrument with the recognition of the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk in a fair value hedge or the earnings effect of the hedged forecasted transactions in a cash flow hedge. The Company may enter into derivative contracts that are intended to economically hedge certain of its risk, even though hedge accounting does not apply or the Company elects not to apply hedge accounting.

The Company's policy is to measure the credit risk of its derivative financial instruments that are subject to master netting agreements on a net basis by counterparty portfolio.